SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                                  ____________
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  OCTOBER 15, 2003

                              EMERITUS CORPORATION
               (Exact name of registrant as specified in charter)

           WASHINGTON               1-14012              91-1605464
    (State or other jurisdiction  (Commission         (IRS Employer
          of incorporation)       File Number)     Identification No.)


                              Raymond R. Brandstrom
        Vice President of Finance, Chief Financial Officer, and Secretary
                              Emeritus Corporation
                         3131 Elliott Avenue, Suite 500
                            Seattle, Washington 98121
               (Address of principal executive offices) (Zip Code)

                                 (206) 298-2909
              (Registrant's telephone number, including area code)

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ITEM  5.  OTHER  EVENTS  AND  REQUIRED  FD  DISCLOSURE

Emeritus  issued  a  press  release  on  October  15, 2003, which is attached as exhibit  99.1  hereto.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)     Exhibits:
          99.1 Emeritus Press release announcing Update To Alterra Transaction dated October 15, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
                                                      EMERITUS  CORPORATION

                                               By:  /s/  Raymond  R.  Brandstrom
                                                    ----------------------------
                                                    Raymond  R.  Brandstrom
                                                    Vice President of Finance,
                                                    Chief Financial Officer,
                                                    and Secretary


Dated:  October  16,  2003

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